361 Managed Futures Strategy Fund
Investor Class (AMFQX)
Class I (AMFZX)
A series of Investment Managers Series Trust

Supplement dated September 30, 2015,
to the Summary Prospectus and Prospectus
dated March 1, 2015

IMPORTANT NOTICE REGARDING PURCHASE OF FUND SHARES

The closure of the 361 Managed Futures Strategy Fund to investment by new investors that was disclosed by the Fund in a Supplement dated September 9, 2015, has been delayed until certain administrative and other implementation matters have been completed. The investment advisor to the Fund, 361 Capital, LLC, anticipates that the Fund will continue to be publicly offered to all investors until on or before December 31, 2015.

Please file this Supplement with your records.